UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 6, 2023

Marsh & McLennan Companies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common Stock, par value $1.00 per share	MMC	New York Stock Exchange
Chicago Stock Exchange
London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On September 6, 2023, Marsh & McLennan Companies, Inc. (the “Company”) entered into an underwriting agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference) with BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Company $600,000,000 aggregate principal amount of its 5.400% Senior Notes due 2033 (the “2033 Notes”) and $1,000,000,000 aggregate principal amount of its 5.700% Senior Notes due 2053 (the “2053 Notes,” and together with the 2033 Notes, the “Notes”).

The Notes were registered under the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-258194) under the Securities Act of 1933, as amended, as filed with the Securities and Exchange Commission on July 27, 2021 and were offered by means of the Company’s prospectus dated July 27, 2021, as supplemented by the prospectus supplement dated September 6, 2023.

The Notes were issued on September 11, 2023 pursuant to the Indenture dated July 15, 2011, by and between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), filed as Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, as supplemented by the Seventeenth Supplemental Indenture (the “Supplemental Indenture”), dated as of September 11, 2023, by and between the Company and the Trustee, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The forms of the 2033 Notes and 2053 Notes are attached hereto as Exhibits 4.2 and 4.3, respectively, and are incorporated herein by reference.

The foregoing descriptions of the underwriting agreement, the Supplemental Indenture and the Notes contained herein are summaries and are qualified in their entirety by the underwriting agreement, the Supplemental Indenture and the forms of Notes attached hereto as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively.

Item 8.01	Other Events

On September 6, 2023, the Company issued a press release announcing the pricing of the Notes. A copy of the press release is attached hereto as Exhibit 99.1.

A copy of the opinion of Davis Polk & Wardwell LLP, counsel to the Company, relating to the legality of the Notes is filed as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 6, 2023, by and among Marsh & McLennan Companies, Inc. and BofA Securities, Inc., Citigroup Global Markets Inc, J.P. Morgan Securities and Deutsche Bank Securities, as representatives of the several underwriters named therein.

4.1	Seventeenth Supplemental Indenture, dated September 11, 2023, between Marsh & McLennan Companies, Inc. and The Bank of New York Mellon, as trustee.

4.2	Form of 5.400% Senior Notes due 2033 (included in Exhibit 4.1 above).

4.3	Form of 5.700% Senior Notes due 2053 (included in Exhibit 4.1 above).

5.1	Opinion of Davis Polk & Wardwell.

23.1	Consent of Davis Polk & Wardwell (included in Exhibit 5.1 above).

99.1	Pricing Press Release issued by Marsh & McLennan Companies, Inc. on September 6, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Connor Kuratek
Name:	Connor Kuratek
Title:	Deputy General Counsel & Corporate Secretary

Date: September 11, 2023

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